Exhibit 21

Name	Country

Arena Sport Rechte und Marketing GmbH	Germany
Artson System Pty Ltd.	Australia
Asia Television Advertising LLC	USA-Delaware
Associated SMR, Inc.	USA-Delaware
At Media Hungary Kft	Hungary
At Media Sp. z o.o	Poland
Austar Entertainment Pty Ltd.	Australia
Austar Satellite Pty Ltd.	Australia
Austar Satellite Ventures Pty Ltd.	Australia
Austar Services Pty Ltd.	Australia
Austar United Broadband Pty Ltd.	Australia
Austar United Communications Ltd.	Australia
Austar United Holdco I Pty Ltd.	Australia
Austar United Holdings Pty Limited	Australia
Austar United Licenceco Pty Ltd.	Australia
Austar United Mobility Pty Ltd.	Australia
Bazuca.com, Chile S.A.	Chile
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Management Ireland Ltd.	Ireland
Cablecom (Luxembourg) GP Sarl	Luxembourg
Cablecom GmbH	Switzerland
Cablecom Holdings GmbH	Switzerland
Cablecom Kabelkommunikation GmbH	Austria
Cablecom Luxembourg SCA	Luxembourg
CCom Holdings (Luxembourg) Sarl	Luxembourg
C-Cure NV	Belgium
Century Programming Ventures Corp.	USA-Nevada
Century United Programming Ventures Pty Ltd.	Australia
Ceska Programova Spol. Sro	Czech Republic
Chello Central Europe Sp. z o.o	Poland
Chello Central Europe Srl	Romania
Chello Central Europe sro	Czech Republic
Chello Central Europe Zrt	Hungary
Chello Networks Srl	Romania
Chello Zone Holdings Ltd.	United Kingdom
Chellomedia B.V.	Netherlands
Chellomedia CE Holding Zrt	Hungary
Chellomedia CEE Holdco B.V.	Netherlands
Chellomedia Direct Programming B.V.	Netherlands
Chellomedia Holdings UK II Ltd.	United Kingdom
Chellomedia Priority B.V.	Netherlands
Chellomedia Programming B.V.	Netherlands
Chellomedia Programming Financing B.V.	Netherlands
Chellomedia Programming Financing Holdco B.V.	Netherlands
Chellomedia Programming Financing Holdco II B.V.	Netherlands
Chellomedia Programming Financing Partnership	USA-Delaware
Chellomedia Services Ltd.	United Kingdom
Chellozone (UK) Ltd.	United Kingdom
Chippawa Pty Ltd.	Australia
Chorus Communications Ltd.	Ireland
Club Channel Ltd.	United Kingdom
Continental Century Pay TV Pty Ltd.	Australia

Name	Country
CTV Pty Ltd.	Australia
Dovevale Pty Ltd.	Australia
Eisa Finance Pty. Ltd.	Australia
Encore International LLC	USA-Colorado
Europe Acquisition, Inc.	USA-Delaware
Filmmuzeum Zrt	Hungary
FM Holding Kft	Hungary
Focus Sat Romania Srl	Romania
Golden Cable Vision Ltd.	Ireland
Horizon TV Distribution Ltd.	Ireland
Hostbasket NV	Belgium
Iberian Program Services Holdings B.V.	Netherlands
Iesy Hessen Beteiligungs GmbH	Germany
Iesy Hessen Verwaltungs GmbH	Germany
Ilona Investments Pty Ltd.	Australia
Independent Wireless Cable Ltd.	Ireland
Inode AG	Liechtenstein
Jacolyn Pty Ltd.	Australia
JimJam CEE Ltd.	United Kingdom
JimJam East LLC	Russia
JimJam Television Ltd.	United Kingdom
Kidillia Pty Ltd.	Australia
Labesa Holding B.V.	Netherlands
LGI Broadband Operations, Inc.	USA-Delaware
LGI China Holdings B.V.	Netherlands
LGI China Holdings Ltd.	Hong Kong
LGI DTH Ireland	Ireland
LGI Holdings, LLC	USA-Delaware
LGI International Holdings, Inc.	USA-Colorado
LGI International, Inc.	USA-Delaware
LGI Ventures B.V.	Netherlands
LGI Ventures Management, Inc.	USA-Delaware
LGJ Holdings LLC	USA-Delaware
Liberty Cablevision of Puerto Rico Ltd.	Bermuda
Liberty Chile, Inc.	USA-Colorado
Liberty FA Holdings, Inc.	USA-Delaware
Liberty Global Europe B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Europe, Inc.	USA-Delaware
Liberty Global Holding B.V.	Netherlands
Liberty Global Japan, LLC	USA-Delaware
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services II, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
Liberty Home Shop International, Inc.	USA-Colorado
Liberty International Cable Management, Inc.	USA-Colorado
Liberty Japan MC, LLC	USA-Delaware
Liberty Japan V, Inc.	USA-Delaware
Liberty Latin Programming Ltd.	Cayman Islands
Liberty Media International Holdings, LLC	USA-Delaware
Liberty Movies Australia Pty Limited	Australia

Name	Country
Liberty Programming Japan, LLC	USA-Delaware
Liberty Programming South America, LLC	USA-Colorado
Liberty South America, S.R.L.	Argentina
Liberty UK Radio, Inc.	USA-Colorado
Liberty Uruguay, Inc.	USA-Delaware
Liberty VIV II, Inc.	USA-Delaware
LMI Japan Management, Inc.	USA-Delaware
LMI Programming South America S.A.	Uruguay
LMINT Holdings, LLC	USA-Delaware
MGM Channel Central Europe GP BV	Netherlands
Minorite Pty Ltd.	Australia
Multicanal (Spain) Holding SLU	Spain
Multicanal Iberia SLU	Spain
Netfront Information Technology Ltd.	Hong Kong
Nidlo B.V.	Netherlands
NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Outdoor TV Ltd.	United Kingdom
Plator Holding B.V.	Netherlands
Pramer S.C.A.	Argentina
Priority Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Service Corporation, Inc.	USA-Delaware
Priority Wireless B.V.	Netherlands
Priority Wireless Switzerland AG	Switzerland
Reality TV USA Ltd.	United Kingdom
Romantica (East) Ltd.	United Kingdom
Romantica Television Srl	Romania
Saturn (NZ) Holding Co. Pty Ltd.	Australia
Selectra Pty Ltd.	Australia
Sitel SA	Switzerland
Sky Vision Ltd.	Hong Kong
Sociedad Televisora CBC Limitada	Chile
Southam Chile S.A.	Chile
Spektrum TV Zrt	Hungary
Studio Company Sp. z o.o	Poland
STV Pty Ltd.	Australia
Suir Nore Relays Ltd.	Ireland
Telecolumbus Holding GmbH	Germany
Telelavaux SA	Switzerland
Telenet Group Holding N.V.	Belgium
Telenet International Finance Sarl	Belgium
Telenet Luxembourg Finance Center Sarl	Belgium
Telenet Mobile NV	Belgium
Telenet NV	Belgium
Telenet Solutions Luxemburg NV	Luxembourg
Telenet Vlaanderen NV	Belgium
Trnavatel s.r.o.	Slovak Rep.
TV Paprika Zrt	Hungary
T-VGAS NV	Belgium
TVP Holding Kft	Hungary
UAP Australia Programming Pty Ltd.	Australia
UIH China Holdings, LLC	USA-Colorado
UIH Philippines Holdings, LLC	USA-Colorado

Name	Country
UIH SFCC Holdings L.P.	USA-Colorado
UIH SFCC II, LLC	USA-Colorado
UIH SFCC LP	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
Unite Holdco V BV	Netherlands
United Asia/Pacific Communications, LLC	USA-Delaware
United AUN, LLC	USA-Colorado
United Austar Partners	USA-Colorado
United Chile Ventures, Inc.	Cayman Islands
United Chile, LLC	USA-Colorado
United Football Broadcasting B.V.	Netherlands
United Latin America Programming, LLC	USA-Colorado
United Latin America Ventures Inc.	Cayman Islands
UnitedGlobalCom, Inc.	USA-Delaware
Unitymedia Aachen GmbH	Germany
Unitymedia Beteiligungs GmbH	Germany
Unitymedia GmbH	Germany
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Services GmbH	Germany
Unitymedia Wiesbaden GmbH	Germany
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Belgium B.V.	Netherlands
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
UPC Broadband GmbH	Austria
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Holding Services B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Broadband Ireland Ltd	Ireland
UPC Broadband N.V.	Netherlands
UPC Broadband Operations B.V.	Netherlands
UPC Broadband Slovakia sro	Slovak Rep.
UPC Broadband UK Limited	United Kingdom
UPC Central Europe Holding B.V.	Netherlands
UPC Ceská republika a.s.	Czech Republic
UPC Chile Holding BV	Netherlands
UPC Chile Mobile Holding BV	Netherlands
UPC Communications Ireland Ltd	Ireland
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC DTH Leasing Sarl	Luxembourg
UPC DTH Sarl	Luxembourg
UPC DTH Slovakia Sarl	Luxembourg
UPC Extra II B.V.	Netherlands
UPC Financing Partnership	USA-Delaware
UPC France Holding B.V.	Netherlands
UPC Germany Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Internet Holding B.V.	Netherlands

Name	Country
UPC Luxembourg Holding B.V.	Netherlands
UPC Magyarorszag Kft	Hungary
UPC Nederland B.V.	Netherlands
UPC Nederland Business B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Oberöstereich GmbH	Austria
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o	Poland
UPC Real Estate s.r.o.	Czech Republic
UPC Romania Holding B.V.	Netherlands
UPC Romania Srl	Romania
UPC Switzerland Holding BV	Netherlands
UPC Telekabel Klagenfurt GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
UPC Western Europe Holding B.V.	Netherlands
Video 2000 SA	Switzerland
Vinatech Pty Ltd.	Australia
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingeniería S.A.	Chile
VTR Movil S.A.	Chile
VTR Wireless SA	Chile
Westward Cables Ltd.	Ireland
Westward Horizon Ltd	Ireland
Wicab GmbH	Switzerland
Windytide Pty Ltd.	Australia
Wollongong/Microwave Pty Ltd.	Australia
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd.	United Kingdom
Zone Broadcasting E! (Turkey) Ltd.	United Kingdom
Zone East 1 LLC	Russia
Zone East 2 LLC	Russia
Zone East LLC	Russia
Zone Kids Limited	United Kingdom
Zone Licensing Ltd.	United Kingdom
Zone Studios Srl	Romania
Zone Vision (China) Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Czech sro	Czech Republic
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom
Zonemedia Studios Ltd.	United Kingdom